UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2022

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OPAL Fuels Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40272 (Commission File Number)	98-1578357 (IRS Employer Identification No.)
One North Lexington Avenue, Suite 1450 White Plains, New York		10601
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (914) 705-4000

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.0001 per share	OPAL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A Common Stock	OPALW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on July 21, 2022 (the “Closing Date”), OPAL Fuels Inc. (the “Company”) consummated the previously announced transactions contemplated by that certain Business Combination Agreement, dated as of December 2, 2021 (the “Business Combination Agreement”), by and among ArcLight Clean Transition Corp. II (“ArcLight”), OPAL HoldCo LLC (“OPAL HoldCo”) and OPAL Fuels LLC (“OPAL Fuels”).

As contemplated by the Business Combination Agreement, on July 21, 2022, ArcLight changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the "Domestication"). Following the Domestication, on July 21, 2022, Arclight changed its name to "OPAL Fuels Inc." and each outstanding ArcLight Class B ordinary share converted into one ArcLight Class A ordinary share, each outstanding ArcLight Class A ordinary share became one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A common stock”), and each outstanding warrant to purchase one ArcLight Class A ordinary share became a warrant to purchase one share of the Company's Class A common stock at an exercise price of $11.50 per share. Following the consummation of the Business Combination on July 21, 2022, the Company was organized in an “Up-C” structure. The Company is the managing member of OPAL Fuels. OPAL Fuels directly or indirectly holds substantially all of the consolidated assets and business of the Company.

Pursuant to the Business Combination Agreement, the Merger was accounted for as a reverse recapitalization (the “Reverse Recapitalization”) in accordance with U.S. generally accepted accounting principles. Under this method of accounting, ArcLight was treated as the “acquired” company and OPAL Fuels was treated as the acquirer for financial reporting purposes. The Reverse Recapitalization was treated as the equivalent of OPAL Fuels issuing stock for the net assets of ArcLight, accompanied by a recapitalization.

The Company is filing this Current Report on Form 8-K to recast the audited consolidated financial statements of the Company as of December 31, 2021 and 2020 and for the years ended December 31, 2021, 2020 and 2019, as previously included in the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on November 18, 2022 (the “S-4”) to reflect the effects of the Reverse Recapitalization.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Audited Financial Statements of OPAL Fuels Inc. as of December 31, 2021 and 2020 and for the years ended December 31, 2021 2020 and 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2022

OPAL Fuels Inc.

By:	/s/ Ann Anthony
Name:	Ann Anthony
Title:	Chief Financial Officer